UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 25, 2005


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        001-31756                13-1947195
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


         One Church Street, Suite 302, Rockville, MD                20850
          (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On October 25, 2005, Argan, Inc. issued a press release announcing that the manufacturing facilities of its Vitarich Laboratories, Inc. subsidiary sustained minimal damage due to Hurricane Wilma and that the plant will be fully operational once power is restored to the area. A copy of the Argan, Inc. press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         Exhibit No.        Description
         -----------        -----------

            99.1            Argan, Inc. Press Release issued October 25, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2005                   ARGAN, INC.

                                         By:  /s/ Rainer Bosselmann
                                              ----------------------------------
                                              Rainer Bosselmann
                                              Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.        Description
         -----------        -----------

            99.1            Argan, Inc. Press Release issued October 25, 2005.